UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 13, 2019

Blue Dolphin Energy Company
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-15905 (Commission File Number)	73-1268729 (IRS Employer Identification No.)

801 Travis Street, Suite 2100
Houston, Texas 77002
(Address of principal executive office and zip code)

(713) 568-4725
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.
Entry into a Material Definitive Agreement.

Amendment No. 1 to Credit Agreement

As previously disclosed, on May 3, 2019, Pilot Travel Centers LLC, a Delaware limited liability company (“Lender”), entered into a Line of Credit, Guarantee and Security Agreement (the “Agreement”) with Nixon Product Storage, LLC, a Delaware limited liability company (“Borrower”), Lazarus Refining & Marketing, LLC, a Delaware limited liability company (“LRM” and, together with the Borrower, the “Grantors”), Lazarus Energy LLC, a Delaware limited liability company (“LE”), Blue Dolphin Energy Company, a Delaware corporation (“Blue Dolphin” or “Pledgor”, and Grantors and LE being wholly-owned subsidiaries of Blue Dolphin), and Lazarus Energy Holdings LLC, a Delaware limited liability company (“LEH”), whereby Lender agreed to extend a line of credit to Borrower in an aggregate principal amount of $12,800,000. The Agreement is primarily being used to finance NPS' purchase of crude oil from Lender pursuant to certain purchase and supply agreements and to provide working capital. The parties to the Agreement subsequently entered into amendments to the line of credit on May 9, 2019 and May 10, 2019 (as so amended, the “Credit Agreement”).

The parties hereto entered into Amendment No. 1 to the Credit Agreement (the “Amended Credit Agreement”) effective September 3, 2019. The Amended Credit Agreement was fully executed by all parties on September 9, 2018. The Amended Credit Agreement provides for, among other things:

●
An advance of $200,000 by Lender to Borrower, increasing the aggregate principal amount under the Amended Credit Agreement to $13,000,000.
●
Pre-payment by Borrower to Lender in a principal amount equal to the amount set forth opposite such date below, together with accrued and unpaid interest thereon:

Date	Principal Amount
September 30, 2019	$100,000
October 31, 2019	$100,000

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 is incorporated by reference in this Item 2.03.

Item 9.01.
Financial Statements and Exhibits.

(d)
Exhibits

10.1	Amendment No. 1 to Line of Credit, Guarantee and Security Agreement, dated as of September 3, 2019, among Pilot Travel Centers LLC, Nixon Product Storage, LLC and the other loan parties hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Dolphin Energy Company

Date: September 13, 2019	By:	/s/ JONATHAN P. CARROLL
Jonathan P. Carroll
Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive and Financial Officer)